FCPT Announces First Quarter 2020 Financial and Operating Results and COVID-19 Update MILL VALLEY, CA – May 6, 2020 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2020. Management Comments “We were pleased with the strong first quarter operating results which benefitted from a full quarter of rent from properties acquired at year end," said CEO Bill Lenehan. "The coronavirus pandemic has had a sudden impact on all of our tenants, but our team has adjusted capably to the evolving environment. Rent collectability has been solid under the circumstances, our balance sheet is in great shape, and we are working with tenants to address their short-term needs while creating long-term shareholder value.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 10.3% over the prior year to $37.7 million. Rental revenue consisted of $35.7 million in cash rents and $2.0 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $19.3 million for the first quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $17.5 million in the prior year, or $0.26 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.37, representing a $0.02 per share increase compared to the first quarter in 2019. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.37, representing a $0.03 per share increase compared to the first quarter in 2019. General and Administrative (G&A) Expense • G&A expense for the first quarter was $3.8 million, which included $0.8 million of stock-based compensation. These results compare to G&A expense in the first quarter of 2019 of $3.9 million, including $1.2 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the first quarter was $3.0 million, representing 8.4% of cash rental income for the quarter, compared to 8.6% in the first quarter of 2019. Dividends • FCPT declared a dividend of $0.305 per common share for the first quarter of 2020. Portfolio Activities Acquisitions • During the first quarter of 2020, FCPT acquired 23 properties for a combined purchase price of $36.2 million at an initial weighted average cash yield of 6.9% and a weighted average remaining lease term of 5.9 years.

Liquidity and Capital Markets Capital Raising • During the first quarter, FCPT entered into and settled a forward sale agreement in connection with its ATM program and sold 144,321 shares of common stock at a forward average offering price per share of $30.23, for total net proceeds of approximately $4.3 million after deducting fees and expenses. • As announced on March 31, 2020, FCPT recently entered into agreements to issue $125 million of senior unsecured notes (the “Notes”) in the second quarter. The Notes consist of $75 million of notes with a ten-year term, which funded on April 8, 2020, and mature on April 8, 2030, and priced at a fixed interest rate of 3.20%, and $50 million of notes with a nine-year term, which are expected to fund on June 9, 2020, and mature on June 9, 2029, and priced at a fixed interest rate of 3.15%. These notes were issued at par value. In connection with this offering, FCPT terminated interest rate swaps entered into previously to hedge the interest rate of this offering at a loss that will be amortized over the life of the Notes and add approximately 0.67% to the all-in annual interest rate expense. Liquidity • At March 31, 2020, FCPT had $162.5 million of available liquidity including $90.5 million of cash and cash equivalents and $72 million of undrawn credit facility capacity. Credit Facility and Unsecured Note • At March 31, 2020, FCPT had $803 million of outstanding debt, consisting of $400 million of term loans, $225 million of unsecured fixed rate notes, and $178 million drawn on FCPT’s $250 million revolving credit facility. Real Estate Portfolio • As of March 31, 2020, the Company’s rental portfolio consisted of 722 properties located in 46 states. The properties were 99.6% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 10.8 years. COVID-19 Update The following discussion is intended to provide stockholders with certain information regarding the impacts of the COVID-19 pandemic on the Company’s business and management’s efforts to respond to those impacts. As a result of the rapid development, fluidity and uncertainty surrounding this situation, the Company expects that such statistical and other information will change, potentially significantly, going forward and may not be indicative of the actual impact of the COVID-19 pandemic on the Company’s business, operations, cash flows and financial condition for the second quarter of 2020 and future periods. The Company has taken a number of proactive measures to maintain the strength of its business and manage the impact of COVID-19 on the Company’s operations and liquidity, including the following: • The Company has adapted its operations to protect employees, including implementing a work from home policy, and the Company’s IT systems have enabled its team to work successfully despite the work from home restrictions. • As of May 5, 2020, the Company had approximately $150 million in cash and cash equivalents, excluding the additional $50 million of Notes expected to fund on June 9, 2020, and an additional $72 million available under its unsecured revolving credit facility. • The Company does not have any unsecured debt maturing until its revolving credit facility expires in November

2021, subject to the Company’s option to extend for two additional six-month periods to November 2022. Additionally, the Company does not have any secured debt. • The Company has generally paused on making additional property acquisitions and has worked with counterparties to postpone closings until it has additional clarity on overall business conditions. • As of May 5, 2020, the Company did not have any material non-refundable deposits outstanding with respect to the acquisitions in its pipeline. • The Company intends to continue to operate its business in a manner that will allow it to qualify as a REIT for U.S. federal income tax requirements. In addition, we cannot predict the impact that COVID-19 will have on our tenants. As of May 5, 2020, we received April and May rent payments from over 89% and 83%, respectively, of our portfolio, as measured by contractual annual base rent. In addition, we received short-term rent relief requests, most often in the form of rent deferral requests or requests for further discussion from tenants, from substantially all of our portfolio, as measured by contractual annual base rent, which the Company is evaluating on a case-by-case basis. Due to the uncertainty described above, the impact of the COVID-19 pandemic on our rental revenue for the second quarter of 2020 and thereafter cannot be determined at this time and the comparability of the Company’s results of operations for the three months ended March 31, 2020 to future periods may be significantly impacted by the effects of the outbreak of the COVID-19 pandemic. The situation surrounding the COVID-19 pandemic remains fluid, and we are actively managing our response in collaboration with tenants, government officials and business partners and assessing potential impacts to our financial position and operating results, as well as potential adverse developments in our business. Conference Call Information Company management will host a conference call and audio webcast on Thursday, May 7 at 11:00 a.m. Eastern Time, to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://dpregister.com/10143118 at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through August 7, 2020 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10143118. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward- looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, as supplemented by the risk factor described under “Item 8.01 Other Events” in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2020, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2019 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) Three Months Ended March 31, 2020 2019 Revenues: Rental revenue $ 37,725 $ 34,208 Restaurant revenue 4,704 5,393 Total revenues 42,429 39,601 Operating expenses: General and administrative 3,842 3,946 Depreciation and amortization 7,054 6,361 Property expenses 635 308 Restaurant expenses 4,502 4,983 Total operating expenses 16,033 15,598 Interest expense (7,003) (6,747) Other income, net 4 413 Income tax expense (61) (68) Net income 19,336 17,601 Net income attributable to noncontrolling interest (71) (98) Net Income Attributable to Common Shareholders $ 19,265 $ 17,503 Basic net income per share $ 0.28 $ 0.26 Diluted net income per share $ 0.27 $ 0.26 Regular dividends declared per share $ 0.3050 $ 0.2875 Weighted-average shares outstanding: Basic 70,052,772 68,202,950 Diluted 70,258,211 68,453,720

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2020 (Unaudited) December 31, 2019 ASSETS Real estate investments: Land $ 712,647 $ 690,575 Buildings, equipment and improvements 1,287,621 1,277,159 Total real estate investments 2,000,268 1,967,734 Less: Accumulated depreciation (641,397) (635,630) Total real estate investments, net 1,358,871 1,332,104 Intangible lease assets, net 62,573 57,917 Total real estate investments and intangible lease assets, net 1,421,444 1,390,021 Cash and cash equivalents 90,491 5,083 Straight-line rent adjustment 41,512 39,350 Derivative assets - 1,451 Other assets 9,780 10,165 Total Assets $ 1,563,227 $ 1,446,070 LIABILITIES AND EQUITY Liabilities: Long-term debt ($803,000 and $677,000 principal, respectively) $ 796,452 $ 669,940 Dividends payable 21,417 21,325 Rent received in advance 8,554 10,463 Derivative liabilities 19,488 - Other liabilities 15,337 17,601 Total liabilities 861,248 719,329 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 70,323,828 and 70,020,660 shares issued and outstanding, respectively 7 7 Additional paid-in capital 689,601 686,181 Accumulated other comprehensive (loss) income (27,803) (3,539) Noncontrolling interest 3,928 5,691 Retained earnings 36,246 38,401 Total equity 701,979 726,741 Total Liabilities and Equity $ 1,563,227 $ 1,446,070

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) Three Months Ended March 31, 2020 2019 Funds from operations (FFO): Net income $ 19,336 $ 17,601 Depreciation and amortization 7,036 6,344 FFO (as defined by NAREIT) $ 26,372 $ 23,945 Straight-line rent (2,161) (2,359) Stock-based compensation 831 1,214 Non-cash amortization of deferred financing costs 512 513 Other non-cash interest income (1) (3) Non-real estate investment depreciation 18 17 Amortization of above and below market leases, net 185 12 Adjusted Funds from Operations (AFFO) $ 25,756 $ 23,339 (1) Fully diluted shares outstanding 70,515,859 68,802,268 FFO per diluted share $ 0.37 $ 0.35 AFFO per diluted share $ 0.37 $ 0.34 (1) Assumes the issuance of common shares for OP units held by non-controlling interest.